UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2017

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01             Other Events.

As previously reported, stockholders of Global Power Equipment Group Inc. (the “Company”) filed a putative class action against the Company and three of its former officers in the United States District Court for the Northern District of Texas.  Plaintiffs brought claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, on behalf of a purported class of stockholders who acquired shares of the Company during the period from September 7, 2011, through May 6, 2015.  On May 1, 2017, following the Company’s March 15, 2017 restatement, plaintiffs filed a Second Amended Complaint.  The Second Amended Complaint alleged that a September 7, 2011 current report on Form 8-K and every quarterly report on Form 10-Q and annual report on Form 10-K filed by the Company from March 14, 2012 through May 6, 2015 contained false and misleading information.

On June 26, 2017, the Company and the other defendants moved to dismiss the Second Amended Complaint in its entirety.  On December 27, 2017, the Court issued a Memorandum Opinion and Order granting the motion.  The Court found that, with respect to each of the defendants, plaintiffs failed to plead facts supporting a strong inference of scienter, or the required intent to deceive, manipulate or defraud, or act with severe recklessness.  The Court also ruled that plaintiffs failed to allege loss causation with regard to certain alleged misstatements made in connection with the 2011 sale of the Company’s Deltak, L.L.C. subsidiary.  Finally, the Court also dismissed plaintiffs’ “control person” claims under Section 20(a) in light of the Court’s dismissal of the underlying Section 10(b) claims.

The Court granted plaintiffs leave to further amend their complaint to attempt to address the defects identified in the Court’s Memorandum Opinion and Order.  Plaintiffs have until January 15, 2018, to file an amended complaint.  Alternatively, if plaintiffs determine not to file a further amendment, they may appeal the District Court’s decision to the United States Court of Appeals for the Fifth Circuit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2018

Global Power Equipment Group Inc.

By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Vice President, Administration, General Counsel, and Secretary